Subsequent Event	12 Months Ended
Aug. 31, 2020
Subsequent Event [Abstract]
Subsequent Event
25	Subsequent Event

On September 7, 2020, the company entered into a share swap agreement (SSA) to acquire all of the issued and outstanding shares of InOpticals Inc. (InOpticals), a Taiwan-based company that offers ultra-high-speed test instruments for the laboratory and manufacturing markets. The SSA is subject to closing conditions by Taiwanese regulatory authorities. The company expects the acquisition to close in the second quarter of fiscal 2021. The fair value of the total consideration for this acquisition is not expected to be material.